                                                                  EXHIBIT (b)(2)

                            FIRST AMENDMENT AGREEMENT

                            DATED AS OF JULY 23, 1999

                                      among

                             AIM EQUITY FUNDS, INC.,
                                AIM FUNDS GROUP,
                         AIM INTERNATIONAL FUNDS, INC.,
                        AIM INVESTMENT SECURITIES FUNDS,
                           AIM TAX-EXEMPT FUNDS, INC.,
                             AIM ADVISOR FUNDS, INC.
                       AIM VARIABLE INSURANCE FUNDS, INC.,
                               AIM GROWTH SERIES,
                                AIM SERIES TRUST,
                              AIM INVESTMENT FUNDS,
                      GT GLOBAL VARIABLE INVESTMENT SERIES

                                       and

                       GT GLOBAL VARIABLE INVESTMENT TRUST

                            on behalf of each Series
                             of Funds named herein,

                              AIM SUMMIT FUND, INC.

                                       and

                       GT GLOBAL FLOATING RATE FUND, INC.
                          d/b/a AIM FLOATING RATE FUND

                            THE CHASE MANHATTAN BANK,
                            as Administrative Agent,

                      STATE STREET BANK AND TRUST COMPANY,
                               as Operations Agent

                                       and

                            THE LENDERS NAMED HEREIN

                              --------------------

      To the Amended and Restated Credit Agreement Dated as of May 28, 1999

                              ---------------------

                  THIS FIRST AMENDMENT AGREEMENT dated as of July 23, 1999 (this "Amendment"), among AIM Equity Funds, Inc., a Maryland corporation ("AIM Equity Funds"), AIM Funds Group, a Delaware business trust ("AIM Funds Group"), AIM International Funds, Inc., a Maryland corporation ("AIM International Funds"), AIM Investment Securities Funds, a Delaware business trust ("AIM Investment Securities"), AIM Tax-Exempt Funds, Inc., a Maryland corporation ("AIM Tax-Exempt"), AIM Advisor Funds, Inc., a Maryland corporation ("AIM Advisor Funds"), AIM Variable Insurance Funds, Inc., a Maryland corporation ("AIM Variable Insurance"), AIM Growth Series, a Delaware business trust ("AIM Growth Series"), AIM Series Trust, a Delaware business trust ("AIM Series Trust"), AIM Investment Funds, a Delaware business trust ("AIM Investment Funds"), GT Global Variable Investment Series, a Delaware business trust ("GT Global Series"), GT Global Variable Investment Trust, a Delaware business trust ("GT Global Trust"), and AIM Summit Fund, Inc., a Maryland corporation ("AIM Summit Fund") and GT Global Floating Rate Fund, Inc., a Maryland corporation, doing business as AIM Floating Rate Fund ("AIM Floating Rate") (collectively, the "Funds"), each of which is executing this agreement on behalf of itself, and, with respect to all Funds other than AIM Summit Fund and AIM Floating Rate, certain of its respective investment portfolios set forth beneath such Fund's name on Schedule I attached hereto, as such Schedule I is amended and supplemented on the date hereof to add the AIM Equity Funds Additional Borrowers (as defined in the Agreement (as hereinafter defined)) as provided in Section 4.3 of the Agreement (each of which investment portfolios, AIM Summit Fund and AIM Floating Rate is individually, a "Borrower" and collectively, the "Borrowers"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), The Chase Manhattan Bank, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent"), and State Street Bank and Trust Company, a Massachusetts trust company, as operations agent for the Lenders hereunder (in such capacity, the "Operations Agent"), to the Amended and Restated Credit Agreement dated as of May 28, 1999 among the Funds, the Lenders and the Administrative Agent (the "Agreement");

                              W I T N E S S E T H :

                  WHEREAS, each Fund is a registered investment company under the Investment Company Act of 1940;

                  WHEREAS, the Funds have requested the Lenders on behalf of each Borrower to amend the Agreement in order to evidence the addition of the AIM Equity Funds Additional Borrowers as Borrowers, add a bank as a Lender under the Agreement and make loans severally to the Borrowers in an aggregate principal amount not to exceed $1,000,000,000; and

                  WHEREAS, each Fund desires, and each Lender, the Administrative Agent and the Operations Agent are willing, on the terms and conditions set forth below, to modify certain terms of the Agreement as set forth below;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings specified in the Agreement.

         SECTION 2. Amendments to the Agreement. Schedules I, II, III, IV and VI of the Agreement are hereby deleted in their entireties and new Schedules I, II, III, IV and VI are substituted in lieu thereof, in the forms of Schedules I, II, III, IV and VI attached hereto.

         SECTION 3. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction or waiver of all of the following conditions precedent:

         (A) The parties hereto shall have duly executed and delivered this Amendment, which execution by the Funds, the Administrative Agent and the Operations Agent pursuant to Section 9.6(c) of the Agreement shall constitute such parties' consent to the assignment by a Lender to a bank other than a Lender or an affiliate thereof of a portion of such Lender's rights and obligations under the Agreement.

         (B) The conditions subsequent set forth in Section 4.3 of the Agreement shall have been satisfied.

         (C) The Administrative Agent shall have received an Assignment and Acceptance, in the form of Exhibit A hereto, executed by the Assignee, the assigning Lender, each Fund, the Administrative Agent and the Operations Agent, delivered to the Administrative Agent for its acceptance and (upon the Administrative Agent's notice thereof to the Operations Agent) recording in the Register by the Operations Agent.

         (D) The Administrative Agent shall have received from the Borrowers the fees and expense reimbursements referred to under Section 6 hereof and from the assigning Lender or the Assignee a registration and processing fee of $3,000.

         (E) The Administrative Agent shall have received such other documents, opinions, approvals or appraisals as the Administrative Agent may reasonably request.

         SECTION 4. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each Fund hereby represents and warrants to the Administrative Agent, on behalf of itself and on behalf of each investment portfolio thereof which is a Borrower: that the Fund has full power, right and legal authority to execute, deliver and perform its obligations under this Amendment; that the Fund has taken all corporate action necessary to authorize the execution and delivery of, and the performance of its obligations, and the obligations of each investment portfolio thereof which is a Borrower, under this Amendment; that this Amendment constitutes a legal, valid and binding obligation of the Fund and each investment portfolio thereof which is a Borrower enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         SECTION 5. Reference to and Effect on the Documents.

                  (A) Each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Agreement in documents related to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

                  (B) Except as specifically amended hereby, the Agreement and all such related documents, and all other documents, agreements, instruments or writings entered into in connection therewith, shall remain in full force and effect and are hereby ratified, confirmed and acknowledged by each Fund, on behalf of itself and on behalf of each investment portfolio thereof which is a Borrower. The amendments set forth above are limited precisely as written and shall not be deemed (i) to be a consent to any waiver or modification of any other term or condition of the Agreement or any document delivered pursuant thereto, (ii) to prejudice any right or rights which the Lenders, the Administrative Agent or the Operations Agent may now or in the future have in connection with the Agreement or (iii) to be a waiver of any now existing or hereafter arising Default or Events of Default.

         SECTION 6. Fees and Expenses. The Borrowers agree to pay or reimburse the Administrative Agent, as stated in Section 9.5 of the Agreement, for its reasonable out-of-pocket costs and expenses, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder.

         SECTION 7. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the substantive laws of the State of New York, without regard for its conflict of laws principles.

         SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 9. Successors. This Amendment shall be binding upon the successors and assigns of the parties hereto.

         SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officer as of the day and year first above written.

                           AIM EQUITY FUNDS, INC.,

                           on behalf of itself and on behalf of AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Large Cap Growth Fund and AIM Weingarten Fund

                           AIM FUNDS GROUP,

                           on behalf of itself and on behalf of AIM Balanced Fund, AIM Global Utilities Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Municipal Bond Fund, AIM Select Growth Fund and AIM Value Fund

                           AIM INTERNATIONAL FUNDS, INC.,

                           on behalf of itself and on behalf of AIM Asian Growth Fund, AIM European Development Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM Global Income Fund and AIM International Equity Fund

                           AIM INVESTMENT SECURITIES FUNDS,

                           on behalf of itself and on behalf of AIM High Yield Fund II and AIM Limited Maturity Treasury Fund

                           AIM SUMMIT FUND, INC.

                           AIM TAX-EXEMPT FUNDS, INC.

                           on behalf of itself and on behalf of AIM High Income Municipal Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund

                           AIM ADVISOR FUNDS, INC.

                           on behalf of itself and on behalf of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value and AIM Advisor Real Estate Fund

                           AIM VARIABLE INSURANCE FUNDS, INC.

                           on behalf of itself and on behalf of AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Growth and Income Fund, AIM V.I. Global Utilities Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth and Income Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Equity Fund, AIM V.I. Telecommunications Fund and AIM V.I. Value Fund

                           AIM GROWTH SERIES

                           on behalf of itself and on behalf of AIM Basic Value Fund, AIM Europe Growth Fund, AIM Japan Growth Fund, AIM Mid Cap Equity Fund, AIM New Pacific Growth Fund and AIM Small Cap Growth Fund

                           AIM SERIES TRUST

                           on behalf of itself and on behalf of AIM Global Trends Fund

                           GT GLOBAL FLOATING RATE FUND, INC., d/b/a AIM FLOATING RATE FUND

                           AIM INVESTMENT FUNDS

                           on behalf of itself and on behalf of AIM Developing Markets Fund, AIM Emerging Markets Debt Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Government Income Fund, AIM Global Growth & Income Fund, AIM Global Health Care Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund, AIM Latin American Growth Fund and AIM Strategic Income Fund

                           GT GLOBAL VARIABLE INVESTMENT SERIES

                           on behalf of itself and on behalf of GT Global Variable America Fund, GT Global Variable Europe Fund, GT Global Variable International Fund and GT Global Variable New Pacific Fund

                           GT GLOBAL VARIABLE INVESTMENT TRUST

                           on behalf of itself and on behalf of GT Global Variable Emerging Markets Fund, GT Global Variable Global Government Income Fund, GT Global Variable Growth & Income Fund, GT Global Variable Infrastructure Fund, GT Global Variable Latin America Fund, GT Global Variable Natural Resources Fund, GT Global Variable Strategic Income Fund, GT Global Variable Telecommunications Fund and GT Global Variable U.S. Government Income Fund


                           By: /s/ DANA R. SUTTON
                              ------------------------------
                              Title:

                           THE CHASE MANHATTAN BANK,

                           as Administrative Agent and as a Lender


                           By: /s/ GAIL WEISS
                              ------------------------------
                              Title: Vice President


                           DEUTSCHE BANK AG, NEW YORK AND/OR
                           CAYMAN ISLANDS BRANCHES,
                              as a Lender


                           By:  /s/ GEORGE-ANN TOBIN
                              ------------------------------
                              Title: Managing Director


                           By:  /s/ JOHNATHAN B.P. MENDES
                              ------------------------------
                              Title: Vice President


                           CREDIT LYONNAIS NEW YORK BRANCH,
                              as a Lender


                           By: /s/ Illegible
                              ------------------------------
                              Title: SVP

                           BANQUE NATIONALE DE PARIS,
                              as a Lender


                           By:  /s/  MARGUERITE L. LEBON
                              -------------------------------
                              Title: Assistant Vice President


                           By:  /s/  LAURENT VANDERZYPPE
                              -------------------------------
                              Title: Vice President


                           COMMERZBANK AG, NEW YORK BRANCH
                              as a Lender


                           By:  /s/  WILLIAM M. EARLEY
                              -------------------------------
                              Title: Senior Vice President


                           By:  /s/  LAWRENCE J. MANOCHIO
                              -------------------------------
                              Title: Assistant Treasurer


                           THE FIRST NATIONAL BANK OF CHICAGO,
                              as a Lender


                           By:  /s/  ILLEGIBLE
                              -------------------------------
                              Title: Assistant Vice President


                           SOCIETE GENERALE, NEW YORK BRANCH,
                              as a Lender


                           By:  /s/  INDRA KISH
                              ------------------------------
                              Title: Vice President

                           THE BANK OF NOVA SCOTIA,
                              as a Lender


                           By:  /s/  JOHN W. CAMPBELL
                              ------------------------------
                              Title: Unit Head


                           STATE STREET BANK AND TRUST COMPANY,
                              as Operations Agent and as a Lender


                           By:  /s/  ILLEGIBLE
                              ------------------------------
                              Title: Vice President


                           CITIBANK, N.A.,
                             as a Lender


                           By:  /s/  ILLEGIBLE
                              ------------------------------
                              Title: Vice President

Delivered pursuant to Section 4.3 of the Agreement.


                           AIM EQUITY FUNDS, INC.

                           on behalf of itself and on behalf of AIM Large Cap Basic Value Fund (formerly named AIM Growth and Income Fund)


                           By: /s/ DANA R. SUTTON
                              ------------------------------
                              Title: Vice President


                           AIM EQUITY FUNDS, INC.

                           on behalf of itself and on behalf of AIM Dent Demographic Trends Fund


                           By: /s/ DANA R. SUTTON
                              ------------------------------
                              Title: Vice President

                                                                      SCHEDULE I
                                 FUNDS/BORROWERS

AIM Equity Funds, Inc.

         AIM Aggressive Growth Fund                               $1,000,000,000

         AIM Blue Chip Fund                                       $1,000,000,000

         AIM Capital Development Fund                             $1,000,000,000

         AIM Charter Fund                                         $1,000,000,000

         AIM Constellation Fund                                   $1,000,000,000

         AIM Dent Demographic Trends Fund                         $1,000,000,000

         AIM Large Cap Basic Value Fund                           $1,000,000,000

         AIM Large Cap Growth Fund                                $1,000,000,000

         AIM Weingarten Fund                                      $1,000,000,000

AIM Funds Group

         AIM Balanced Fund                                        $1,000,000,000

         AIM Global Utilities Fund                                $1,000,000,000

         AIM HighYield Fund                                       $1,000,000,000

         AIM Income Fund                                          $1,000,000,000

         AIM Intermediate Government Fund                         $1,000,000,000

         AIM Municipal Bond Fund                                  $1,000,000,000

         AIM Select Growth Fund                                   $1,000,000,000

         AIM Value Fund                                           $1,000,000,000

AIM International Funds, Inc.

         AIM Asian Growth Fund                                    $1,000,000,000

         AIM European Development Fund                            $1,000,000,000

         AIM Global Aggressive Growth Fund                        $1,000,000,000

         AIM Global Growth Fund                                   $1,000,000,000

         AIM Global Income Fund                                   $1,000,000,000

         AIM International Equity Fund                            $1,000,000,000

AIM Investment Securities Funds

         AIM High Yield Fund II                                   $1,000,000,000

         AIM Limited Maturity Treasury Fund                       $1,000,000,000

AIM Summit Fund, Inc.                                             $1,000,000,000

AIM Tax-Exempt Funds, Inc.

         AIM High Income Municipal Fund                           $1,000,000,000

         AIM Tax-Exempt Bond Fund of Connecticut                  $1,000,000,000

         AIM Tax-Free Intermediate Fund                           $1,000,000,000

AIM Advisor Funds, Inc.

         AIM Advisor Flex Fund                                    $1,000,000,000

         AIM Advisor International Value Fund                     $1,000,000,000

         AIM Advisor Large Cap Value Fund                         $1,000,000,000

         AIM Advisor Real Estate Fund                             $1,000,000,000

AIM Variable Insurance Funds, Inc.

         AIM V.I. Aggressive Growth Fund                          $1,000,000,000

         AIM V.I. Balanced Fund                                   $1,000,000,000

         AIM V.I. Capital Appreciation Fund                       $1,000,000,000

         AIM V.I. Capital Development Fund                        $1,000,000,000

         AIM V.I. Diversified Income Fund                         $1,000,000,000

         AIM V.I. Global Growth and Income Fund                   $1,000,000,000

         AIM V.I. Global Utilities Fund                           $1,000,000,000

         AIM V.I. Government Securities Fund                      $1,000,000,000

         AIM V.I. Growth and Income Fund                          $1,000,000,000

         AIM V.I. Growth Fund                                     $1,000,000,000

         AIM V.I. High Yield Fund                                 $1,000,000,000

         AIM V.I. International Equity Fund                       $1,000,000,000

         AIM V.I. Telecommunications Fund                         $1,000,000,000

         AIM V.I. Value Fund                                      $1,000,000,000

AIM Growth Series

         AIM Basic Value Fund                                     $1,000,000,000

         AIM Europe Growth Fund                                   $1,000,000,000

         AIM Japan Growth Fund(1)                                 $1,000,000,000

         AIM Mid Cap Equity Fund                                  $1,000,000,000

----------------

(1) Designated Borrower with a Designated Borrower Asset Coverage Ratio of 4 to 1

         AIM New Pacific Growth Fund(1)                           $1,000,000,000

         AIM Small Cap Growth Fund                                $1,000,000,000

AIM Series Trust

         AIM Global Trends Fund                                   $1,000,000,000

GT Global Floating Rate Fund, Inc.,                               $1,000,000,000
         d/b/a AIM Floating Rate Fund

AIM Investment Funds

         AIM Developing Markets Fund                              $1,000,000,000

         AIM Emerging Markets Debt Fund(1)                        $1,000,000,000

         AIM Global Consumer Products and Services Fund           $1,000,000,000

         AIM Global Financial Services Fund                       $1,000,000,000

         AIM Global Government Income Fund                        $1,000,000,000

         AIM Global Growth & Income Fund                          $1,000,000,000

         AIM Global Health Care Fund                              $1,000,000,000

         AIM Global Infrastructure Fund                           $1,000,000,000

         AIM Global Resources Fund                                $1,000,000,000

         AIM Global Telecommunications and Technology Fund        $1,000,000,000

         AIM Latin American Growth Fund(1)                        $1,000,000,000

         AIM Strategic Income Fund                                $1,000,000,000

----------------

(1) Designated Borrower with a Designated Borrower Asset Coverage Ratio of 4 to 1

GT Global Variable Investment Series

         GT Global Variable America Fund                          $1,000,000,000

         GT Global Variable Europe Fund                           $1,000,000,000

         GT Global Variable International Fund                    $1,000,000,000

         GT Global Variable New Pacific Fund                      $1,000,000,000

GT Global Variable Investment Trust

         GT Global Variable Emerging Markets Fund(1)              $1,000,000,000

         GT Global Variable Global Government Income Fund         $1,000,000,000

         GT Global Variable Growth & Income Fund                  $1,000,000,000

         GT Global Variable Infrastructure Fund                   $1,000,000,000

         GT Global Variable Latin America Fund(1)                 $1,000,000,000

         GT Global Variable Natural Resources Fund                $1,000,000,000

         GT Global Variable Strategic Income Fund                 $1,000,000,000

         GT Global Variable Telecommunications Fund               $1,000,000,000

         GT Global Variable U.S. Government Income Fund           $1,000,000,000


                  Maximum Credit Available                        $1,000,000,000
                                                                  ==============

----------------

(1) Designated Borrower with a Designated Borrower Asset Coverage Ratio of 4 to 1

                                                                     SCHEDULE II

                          COMMITMENTS, ADDRESSES, ETC.

                                                                    Amount of
Name and Address of Lender                                         Commitment
--------------------------                                        ------------
THE CHASE MANHATTAN BANK                                          $125,000,000
270 Park Avenue, 36th Floor
New York, New York 10017
Attention: Gail Weiss
Facsimile:  (212) 270-1789

DEUTSCHE BANK AG                                                  $125,000,000
31 West 52nd Street, 23rd Floor
New York, New York 10019
Attention: Tykie Tobin
Facsimile:  (212) 474-8346

CREDIT LYONNAIS, NEW YORK BRANCH                                  $125,000,000
1301 Avenue of the Americas
New York, New York  10019
Attention: Kathleen Bowers
Facsimile:  (212) 261-3401

COMMERZBANK AG                                                    $125,000,000
2 World Financial Center
New York, NY 10281
Attention: Bill Early
Facsimile: (212) 266-7530

BANQUE NATIONALE DE PARIS                                         $100,000,000
499 Park Avenue, 2nd Floor
New York, New York 10022
Attention:  Laurent Vanderzyppe
Facsimile:  (212) 415-9707

THE FIRST NATIONAL BANK OF CHICAGO                                $100,000,000
153 West 51st Street
New York, NY 10019
Attention: Nicole Holzapfel
Facsimile: (212) 373-1393

SOCIETE GENERALE, NEW YORK BRANCH                                 $ 75,000,000
1221 Avenue of the Americas, 11th Floor
New York, New York 10020
Attention: Indra Kish
Facsimile:  (212) 278-7569

THE BANK OF NOVA SCOTIA                                           $ 75,000,000
One Liberty Plaza
New York, NY 10006
Attention: John Neylan
Facsimile: (212) 225-5286

STATE STREET BANK AND TRUST COMPANY                               $ 75,000,000
225 Franklin Street, LCC-2
Boston, Massachusetts 02110
Attention: Ned Siegel
Facsimile: (617) 662-2325

CITIBANK, N.A.                                                    $ 75,000,000
399 Park Avenue, 12th Floor
New York, New York 10043
Attention: Alex Duka
Facsimile: (212) 371-6309

                                                                    SCHEDULE III


                         INVESTMENT ADVISORY AGREEMENTS

* Master Investment Advisory Agreement between A I M Advisors, Inc. and AIM Equity Funds, Inc. dated February 28, 1997, as amended March 1, 1999, May 12, 1999 and July 15, 1999

         * Master Sub-Advisory Agreement between A I M Advisors, Inc. and A I M Capital Management, Inc. relating to the AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund portfolios of AIM Equity Funds, Inc. dated February 28, 1997

* Sub-Advisory Agreement between A I M Advisors, Inc. and H. S. Dent Advisors, Inc. relating to the AIM Dent Demographic Trends Fund portfolio of AIM Equity Funds, Inc. dated May 12, 1999

* Master Investment Advisory Agreement between A I M Advisors, Inc. and AIM Funds Group dated February 28, 1997, as amended May 1, 1998

* Master Investment Advisory Agreement between A I M Advisors, Inc. and AIM International Funds, Inc. dated February 28, 1997, as amended November 1, 1997

* Master Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Global Asset Management Limited relating to the AIM Asian Growth Fund and AIM European Development Fund portfolios of AIM International Funds, Inc. dated November 1, 1997

* Sub-Sub-Advisory Agreement between INVESCO Global Asset Management Limited and INVESCO Asia Limited relating to the AIM Asian Growth Fund portfolio of AIM International Funds, Inc. dated November 1, 1997

* Sub-Sub-Advisory Agreement between INVESCO Global Asset Management Limited and INVESCO Asset Management Limited relating to the AIM European Development Fund portfolio of AIM International Funds, Inc. dated November 1, 1997

* Master Investment Advisory Agreement between A I M Advisors, Inc. and AIM Investment Securities Funds dated February 28, 1997, as amended September 28, 1998

* Master Investment Advisory Agreement between A I M Advisors, Inc. and AIM Summit Fund, Inc. dated February 28, 1997

* Sub-Advisory Agreement between A I M Advisors, Inc. and TradeStreet Investment Associates, Inc. relating to AIM Summit Fund, Inc. dated February 28, 1997

* Master Investment Advisory Agreement between A I M Advisors, Inc. and AIM Tax-Exempt Funds, Inc. dated February 28, 1997, as amended September 20, 1997

* Investment Advisory Agreement between A I M Advisors, Inc. and AIM Advisor Funds, Inc. dated August 4, 1997, as amended March 2, 1998

* Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Capital Management, Inc. relating to the AIM Advisor Large Cap Value Fund and the AIM Advisor Flex Fund portfolios of AIM Advisor Funds, Inc. dated August 4, 1997

* Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Global Asset Management Limited relating to the AIM Advisor International Value Fund portfolio of AIM Advisor Funds, Inc. dated August 4, 1997

* Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Management & Research, Inc. relating to the AIM Advisor MultiFlex Fund portfolio of AIM Advisor Funds, Inc. dated August 4, 1997

* Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Realty Advisors, Inc. relating to the AIM Advisor Real Estate Fund portfolio of AIM Advisor Funds, Inc. dated August 4, 1997

* Master Investment Advisory Agreement between A I M Advisors, Inc. and AIM Variable Insurance Funds, Inc. dated February 28, 1997 and amendments dated April 15, 1998 and December 14, 1998

* Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Asset Management Limited relating to the AIM V.I. Global Growth and Income Fund portfolio of AIM Variable Insurance Funds, Inc. dated December 14, 1998

* Amended and Restated Investment Management and Administration Contract between A I M Advisors, Inc. and AIM Growth Series dated March 18, 1999

*        Amended and Restated Sub-Advisory Contract between A I M Advisors, Inc.
and INVESCO Asset Management Limited relating to the AIM Europe Growth portfolio of AIM Growth Series dated February 12, 1999

* Sub-Advisory Contract between A I M Advisors, Inc. and INVESCO Asset Management (Japan) Limited relating to the AIM Japan Growth Fund portfolio of AIM Growth Series dated April 1, 1999

* Sub-Advisory Contract between A I M Advisors, Inc. and INVESCO Asia Management Limited relating to the AIM New Pacific Growth Fund portfolio of AIM Growth Series dated April 1, 1999

* Amended and Restated Investment Management and Administration Contract between A I M Advisors, Inc. and AIM Series Trust relating to AIM Global Trends Fund dated September 8, 1998

* Amended and Restated Investment Management and Administration Contract between A I M Advisors, Inc. and AIM Investment Funds dated June 1, 1999

*        Amended and Restated Sub-Advisory Contract between A I M Advisors, Inc.
and INVESCO Asset Management Limited relating to the AIM Latin American Growth Fund, AIM Emerging Markets Fund, AIM Global Growth & Income Fund, AIM Global Government Income Fund and AIM Developing Markets Fund portfolios of AIM Investment Funds dated February 12, 1999

* Investment Management and Administration Contract between A I M Advisors, Inc. and GT Global Variable Investment Series dated May 29, 1998

* Sub-Advisory Contract between A I M Advisors, Inc. and INVESCO Asia Limited relating to the GT Global Variable New Pacific Fund portfolio of GT Global Variable Investment Series dated April 1, 1999

*        Amended and Restated Sub-Advisory Contract between A I M Advisors, Inc.
and INVESCO (NY), Inc. relating to the GT Global Variable America Fund and GT Global Money Market Fund portfolios of GT Global Variable Investment Series dated April 1, 1999

* Sub-Advisory Contract between A I M Advisors, Inc. and INVESCO Asset Management Limited relating to the GT Global Variable Europe Fund and GT Global Variable International Fund portfolios of GT Global Variable Investment Series dated December 14, 1998

* Investment Management and Administration Contract between A I M Advisors, Inc. and GT Global Variable Investment Trust dated May 29, 1998

* Sub-Advisory Contract between A I M Advisors, Inc. and INVESCO Asset Management Limited relating to the GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Emerging Markets Fund and GT Global Variable Global Government Income Fund portfolios of GT Global Variable Investment Trust dated December 14, 1998

* Sub-Advisory Contract between A I M Advisors, Inc. and INVESCO (NY) Inc. relating to GT Global Variable Strategic Income Fund and GT Global Variable U.S. Government Income Fund portfolios of GT Global Investment Trust dated December 14, 1998

                                                                     SCHEDULE IV

                          ADMINISTRATION AGREEMENTS(2)

*        Master Administrative Services Agreement between AIM Equity Funds, Inc.
and A I M Advisors, Inc. dated February 28, 1997, as amended March 1, 1999, May 12, 1999 and July 15, 1999

* Master Administrative Services Agreement between AIM Funds Group and A I M Advisors, Inc. dated February 28, 1997, as amended May 1, 1998

* Master Administrative Services Agreement between AIM International Funds, Inc. and A I M Advisors, Inc. dated February 28, 1997, as amended November 1, 1997

* Master Administrative Services Agreement between AIM Investment Securities Funds and A I M Advisors, Inc. dated February 28, 1997, as amended September 28, 1998

* Administrative Services Agreement between AIM Summit Fund, Inc. and A I M Advisors, Inc. dated February 28, 1997

* Administrative Services Agreement (Shareholder Services) between A I M Advisors, Inc. and A I M Fund Services, Inc. relating to AIM Summit Fund, Inc. dated February 28, 1997

* Master Administrative Services Agreement between AIM Tax-Exempt Funds, Inc. and A I M Advisors, Inc. dated February 28, 1997, as amended on September 20, 1997

* Operating Services Agreement between AIM Advisor Funds, Inc. and A I M Advisors, Inc. dated August 4, 1997

*        Master Administrative Services Agreement between A I M Advisors, Inc.
and AIM Variable Insurance Funds, Inc. dated May 1, 1998, as amended December 14, 1998

-----------------

(2) Administrative Services may also be provided to AIM Growth Series, AIM Series Trust, AIM Investment Funds, GT Global Variable Investment Series and GT Global Variable Investment Trust pursuant to the investment management and administration contracts of such funds.

* Amended and Restated Administration Contract between AIM Growth Series and A I M Advisors, Inc. relating to AIM Small Cap Equity Fund and AIM Basic Value Fund dated September 8, 1998

* Fund Accounting and Pricing Agent Agreement between A I M Advisors, Inc. and AIM Growth Series dated June 1, 1998

* Fund Accounting and Pricing Agent Agreement between A I M Advisors, Inc. and AIM Series Trust dated June 1, 1998

*        Administration Contract between GT Global Floating Rate Fund, Inc.
(d/b/a AIM Floating Rate Fund) and A I M Advisors, Inc. dated May 29, 1998

*        Sub-Administration Contract between GT Global Floating Rate Fund, Inc.
(d/b/a AIM Floating Rate Fund), A I M Advisors, Inc. and INVESCO (NY), Inc. dated May 29, 1998

* Fund Accounting and Pricing Agent Agreement between Chancellor LGT Asset Management, Inc. and GT Global Floating Rate Fund, Inc. (d/b/a AIM Floating Rate Fund) dated January 13, 1998

* Administration Contract between AIM Investment Funds and A I M Advisors, Inc. relating to AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund and AIM Emerging Markets Debt Fund dated September 8, 1998

* Fund Accounting and Pricing Agent Agreement between A I M Advisors, Inc. and GT Global Variable Investment Series dated June 1, 1998

* Fund Accounting and Pricing Agent Agreement between A I M Advisors, Inc. and GT Global Variable Investment Trust dated June 1, 1998

                                                                     SCHEDULE VI

                             DISTRIBUTION AGREEMENTS

* Master Distribution Agreement between A I M Distributors, Inc. and AIM Equity Funds, Inc. with respect to the Class B Shares of all portfolios dated February 28, 1997, and amendments dated October 14, 1997, March 1, 1999, May 12, 1999 and July 15, 1999

* Master Distribution Agreement between A I M Distributors, Inc. and AIM Equity Funds, Inc. with respect to the Class A Shares and C Shares of all portfolios dated August 4, 1997, and amendments dated March 1, 1999, May 12, 1999 and July 15, 1999

* Master Distribution Agreement between Fund Management Company and AIM Equity Funds, Inc. with respect to the Institutional Classes of AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund dated February 28, 1997

* Master Distribution Agreement between A I M Distributors, Inc. and AIM Funds Group with respect to the Class B Shares of all portfolios dated February 28, 1997, as amended May 1, 1998

* Amended and Restated Master Distribution Agreement between A I M Distributors, Inc. and AIM Funds Group with respect to the AIM Cash Reserve Shares of AIM Money Market Fund and with respect to the Class A and C Shares of all portfolios dated August 4, 1997, as amended December 21, 1998

* Amended and Restated Master Distribution Agreement between A I M Distributors, Inc. and AIM International Funds, Inc. with respect to the Class A and Class C Shares of all portfolios dated August 4, 1997, as amended November 1, 1997

* Master Distribution Agreement between A I M Distributors, Inc. and AIM International Funds, Inc. with respect to the Class B Shares of all portfolios dated February 28, 1997, as amended November 1, 1997

* Amended and Restated Master Distribution Agreement between A I M Distributors, Inc. and AIM Investment Securities Funds with respect to the Class A Shares of AIM Limited Maturity

Treasury Fund and the Class A and C Shares of AIM High Yield Fund II dated September 28, 1998

* Master Distribution Agreement between A I M Distributors, Inc. and AIM Investment Securities Funds with respect to the Class B Shares of AIM High Yield Fund II dated September 28, 1998

* Distribution Agreement between Fund Management Company and AIM Investment Securities Funds with respect to the Institutional Class of AIM Limited Maturity Treasury Fund dated February 28, 1997

* Distribution Agreement between A I M Distributors, Inc. and AIM Summit Fund, Inc. dated February 28, 1997, as amended March 1, 1999

* Master Distribution Agreement between A I M Distributors, Inc. and AIM Tax-Exempt Funds, Inc. with respect to the Class A Shares of AIM Tax-Exempt Bond Fund of Connecticut, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund and with respect to the Class A and C Shares of AIM High Income Municipal Fund dated September 20, 1997

* Master Distribution Agreement between A I M Distributors, Inc. and AIM Tax-Exempt Funds, Inc. with respect to the Class B Shares of AIM High Income Municipal Fund dated September 20, 1997

* Distribution Agreement between A I M Distributors, Inc. and AIM Advisor Funds, Inc. with respect to the Class A and C Shares of all portfolios dated August 4, 1997

* Master Distribution Agreement between A I M Distributors, Inc. and AIM Advisor Funds, Inc. with respect to the Class B Shares of all portfolios dated March 3, 1998

* Master Distribution Agreement between A I M Distributors, Inc. and AIM Variable Insurance Funds, Inc. relating to all portfolios dated February 28, 1997 and amendments dated April 15, 1998 and December 14, 1998

* Distribution Agreement between AIM Distributors, Inc. and GT Global Floating Rate Fund, Inc. (d/b/a AIM Floating Rate Fund) dated May 29, 1998

* Master Distribution Agreement between A I M Distributors, Inc. and AIM Growth Series relating to Class A and C Shares of all portfolios dated May 3, 1999

* Distribution Agreement between A I M Distributors, Inc. and AIM Growth Series relating to Class B Shares of all portfolios dated May 29, 1998, as amended March 18, 1999

* Distribution Agreement between A I M Distributors, Inc. and AIM Growth Series relating to Advisor Class Shares of all portfolios dated May 29, 1998, as amended March 18, 1999

* Distribution Agreement between A I M Distributors, Inc. and AIM Series Trust relating to Class A and C Shares of AIM Global Trends Fund dated May 29, 1998, as amended September 8, 1998

* Distribution Agreement between A I M Distributors, Inc. and AIM Series Trust relating to Class B Shares of AIM Global Trends Fund dated May 29, 1998, as amended September 8, 1998

* Distribution Agreement between A I M Distributors, Inc. and AIM Series Trust relating to Advisor Class Shares of AIM Global Trends Fund dated May 29, 1998, as amended September 8, 1998

* Master Distribution Agreement between A I M Distributors, Inc. and AIM Investment Funds relating Class A and C Shares of all portfolios dated March 1, 1999

* Distribution Agreement between A I M Distributors, Inc. and AIM Investment Funds relating to Class B Shares of all portfolios dated September 8, 1998, as amended March 18, 1999

* Distribution Agreement between A I M Distributors, Inc. and AIM Investment Funds relating to Advisor Class Shares of all portfolios dated September 8, 1998, as amended March 18, 1999

                               DISTRIBUTION PLANS

*        Amended and Restated Master Distribution Plan of AIM Equity Funds, Inc.
with respect to the Class B Shares of all portfolios (Effective June 14, 1995, as amended June 11, 1996. Amended and restated June 30, 1997, and amendments dated October 14, 1997, March 1, 1999, May 12, 1999 and July 15, 1999.)

* Fourth Amended and Restated Master Distribution Plan of AIM Equity Funds, Inc. with respect to the Class A and C Shares of all portfolios (Effective September 27, 1993, and amendments dated March 8, 1994 and September 10, 1994. Amended and restated June 15, 1995. Amended and restated June 30, 1997. Amended and restated August 4, 1997. Amended and restated June 30, 1998, and amendments dated March 1, 1999, May 12, 1999 and July 15, 1999.)

* Second Amended and Restated Master Distribution Plan of AIM Funds Group with respect to the Class B shares of all portfolios. (Effective August 31, 1993 and amendments dated March 8, 1994 and September 10, 1994. Amended and restated May 2, 1995. Amended and restated June 30, 1997, as amended May 1, 1998.)

* Third Amended and Restated Master Distribution Plan of AIM Funds Group with respect to the AIM Cash Reserve Shares of AIM Money Market Fund and the Class A and C shares of all portfolios. (Effective August 31, 1993 and amendments dated March 8, 1994 and September 10, 1994. Amended and restated June 30, 1997. Amended and restated August 4, 1997. Amended and restated June 30, 1998, as amended December 21, 1998.)

* Third Amended and Restated Master Distribution Plan of AIM International Funds, Inc. with respect to the Class A and C Shares of all portfolios. (Effective September 10, 1994, as amended September 10, 1994. Amended and restated June 30, 1997. Amended and restated August 4, 1997. Amended and restated June 30, 1998.)

* Second Amended and Restated Master Distribution Plan of AIM International Funds, Inc. with respect to the Class B Shares of all portfolios. (Effective September 10, 1994, as amended September 10, 1994. Amended and restated May 2, 1995. Amended and restated June 30, 1997, as amended November 1, 1997.)

* Third Amended and Restated Master Distribution Plan of AIM Investment Securities Funds with respect to the Class A Shares of AIM Limited Maturity Treasury Fund and the Class A and C Shares of AIM High Yield Fund II dated September 28, 1998

* Master Distribution Plan of AIM Investment Securities Funds with respect to the Class B Shares of AIM High Yield Fund II dated September 28, 1998

* Distribution Plan of AIM Summit Fund, Inc. with respect to the Class II Shares dated March 1, 1999

* Third Amended and Restated Master Distribution Plan of AIM Tax-Exempt Funds, Inc. with respect to the Class A Shares of AIM Tax-Exempt Bond Fund of Connecticut, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund and with respect to the Class A and C Shares of AIM High Income Municipal Fund dated September 20, 1997

* Master Distribution Plan of AIM Tax-Exempt Funds, Inc. with respect to the Class B Shares of AIM High Income Municipal Fund dated September 20, 1997

* Plan and Agreement of Distribution Pursuant to Rule 12b-1 between A I M Distributors, Inc. and AIM Advisor Funds, Inc. with respect to the Class A and C Shares of all portfolios dated August 4, 1997, as amended March 2, 1998

* Master Distribution Plan of AIM Advisor Funds, Inc. with respect to the Class B Shares of all portfolios dated March 3, 1998

* Master Distribution Plan of AIM Growth Series relating to Class A and C Shares of all portfolios dated May 3, 1999

* Distribution Plan of AIM Growth Series relating to Class B Shares of all portfolios dated May 29, 1998, as amended March 18, 1999

* Distribution Plan of AIM Series Trust relating Class A and C Shares of AIM Global Trends Fund dated May 29, 1998, as amended September 8, 1998

* Distribution Plan of AIM Series Trust relating Class B Shares of AIM Global Trends Fund dated May 29, 1998

* Master Distribution Plan of AIM Investment Funds relating to Class A and C Shares of all portfolios dated March 1, 1999, as amended March 18, 1999

* Distribution Plan of AIM Investment Funds relating to Class B Shares of all portfolios dated September 8, 1998, as amended March 18, 1999, as amended June 1, 1999

EXHIBIT A

                            ASSIGNMENT AND ACCEPTANCE


                  Reference is made to the Amended and Restated Credit Agreement dated as of May 28, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") , among AIM Equity Funds, Inc., a Maryland corporation, AIM Funds Group, a Delaware business trust, AIM International Funds, Inc., a Maryland corporation, AIM Investment Securities Funds, a Delaware business trust, AIM Tax-Exempt Funds, Inc., a Maryland corporation, AIM Advisor Funds, Inc., a Maryland corporation, and AIM Summit Fund, Inc., a Maryland corporation ("AIM Summit Fund"), AIM Variable Insurance Funds, Inc., a Maryland corporation, AIM Growth Series, a Delaware business trust, AIM Series Trust, a Delaware business trust, AIM Investment Funds, a Delaware business trust, GT Global Variable Investment Series, a Delaware business trust, GT Global Variable Investment Trust, a Delaware business trust and GT Global Floating Rate Fund, Inc., a Maryland corporation, doing business as AIM Floating Rate Fund ("AIM Floating Rate") (collectively, the "Funds"), each of which executed the Credit Agreement on behalf of itself, and, with respect to all Funds other than AIM Summit Fund and AIM Floating Rate, certain of its respective investment portfolios set forth beneath such Fund's name on Schedule I attached to the Credit Agreement, the Lenders named therein, State Street Bank and Trust Company, as Operations Agent (in such capacity, the "Operations Agent"), and The Chase Manhattan Bank, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  Societe Generale, New York Branch (the "Assignor") and Citibank, N.A. (the "Assignee") agree as follows:

                  1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined in Schedule 1 hereto), the interest described in
Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement.

                  2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower, or any other obligor or the performance or observance by any Borrower or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facility and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

                  3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance, that it is a "bank" (as defined in Section 2(a)(5) of the 1940 Act) and to its best knowledge, it is not an "Affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of any Borrower or AIM; (b) confirms that it has received a copy of the Credit Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent, the Operations Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent and the Operations Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent and the Operations Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 2.13(b) of the Credit Agreement.

                  4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Operations Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance by the Administrative Agent and recording by the Operations Agent).

                  5. Upon such acceptance and recording, from and after the Effective Date, the Operations Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Operations Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

                  6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the Effective Date by their respective duly authorized officer.


                                    AIM EQUITY FUNDS, INC.,

                                    on behalf of itself and on behalf of AIM
                                    Aggressive Growth Fund, AIM Blue Chip Fund,
                                    AIM Capital Development Fund, AIM Charter
                                    Fund, AIM Constellation Fund, AIM Dent
                                    Demographic Trends Fund, AIM Large Cap Basic
                                    Value Fund, AIM Large Cap Growth Fund and
                                    AIM Weingarten Fund

                                    AIM FUNDS GROUP,

                                    on behalf of itself and on behalf of AIM
                                    Balanced Fund, AIM Global Utilities Fund,
                                    AIM High Yield Fund, AIM Income Fund, AIM
                                    Intermediate Government Fund, AIM Municipal
                                    Bond Fund, AIM Select Growth Fund and AIM
                                    Value Fund

                                    AIM INTERNATIONAL FUNDS, INC.,

                                    on behalf of itself and on behalf of AIM
                                    Asian Growth Fund, AIM European Development
                                    Fund, AIM Global Aggressive Growth Fund, AIM
                                    Global Growth Fund, AIM Global Income Fund and AIM International Equity Fund

                                    AIM INVESTMENT SECURITIES FUNDS,

                                    on behalf of itself and on behalf of AIM
                                    High Yield Fund II and AIM Limited Maturity
                                    Treasury Fund

                                    AIM SUMMIT FUND, INC.

                                    AIM TAX-EXEMPT FUNDS, INC.

                                    on behalf of itself and on behalf of AIM
                                    High Income Municipal Fund, AIM Tax-Exempt
                                    Bond Fund of Connecticut and AIM Tax-Free
                                    Intermediate Fund

                                    AIM ADVISOR FUNDS, INC.

                                    on behalf of itself and on behalf of AIM
                                    Advisor Flex Fund, AIM Advisor International
                                    Value Fund, AIM Advisor Large Cap Value Fund and AIM Advisor Real Estate Fund

                                    AIM VARIABLE INSURANCE FUNDS, INC.

                                    on behalf of itself and on behalf of AIM
                                    V.I. Aggressive Growth Fund, AIM V.I.
                                    Balanced Fund, AIM V.I. Capital Appreciation
                                    Fund, AIM V.I. Capital Development Fund, AIM
                                    V.I. Diversified Income Fund, AIM V.I.
                                    Global Growth and Income Fund, AIM V.I.
                                    Global Utilities Fund, AIM V.I. Government
                                    Securities Fund, AIM V.I. Growth and Income
                                    Fund, AIM V.I. Growth Fund, AIM V.I. High
                                    Yield Fund, AIM V.I. International Equity
                                    Fund, AIM V.I. Telecommunications Fund and
                                    AIM V.I. Value Fund

                                    AIM GROWTH SERIES

                                    on behalf of itself and on behalf of AIM
                                    Basic Value Fund, AIM Europe Growth Fund,
                                    AIM Japan Growth Fund, AIM Mid Cap Equity
                                    Fund, AIM New Pacific Growth Fund and AIM
                                    Small Cap Growth Fund

                                    AIM SERIES TRUST

                                    on behalf of itself and on behalf of AIM
                                    Global Trends Fund

                                    GT GLOBAL FLOATING RATE FUND, INC., d/b/a
                                    AIM FLOATING RATE FUND

                                    AIM INVESTMENT FUNDS

                                    on behalf of itself and on behalf of AIM
                                    Developing Markets Fund, AIM Emerging
                                    Markets Debt Fund, AIM Global Consumer
                                    Products and Services Fund, AIM Global
                                    Financial Services Fund, AIM Global
                                    Government Income Fund, AIM Global Growth &
                                    Income Fund, AIM Global Health Care Fund,
                                    AIM Global Infrastructure Fund, AIM Global
                                    Resources Fund, AIM Global
                                    Telecommunications and Technology Fund, AIM
                                    Latin American Growth Fund and AIM Strategic
                                    Income Fund

                                    GT GLOBAL VARIABLE INVESTMENT SERIES

                                    on behalf of itself and on behalf of GT
                                    Global Variable America Fund, GT Global
                                    Variable Europe Fund, GT Global Variable
                                    International Fund and GT Global Variable
                                    New Pacific Fund

                                    GT GLOBAL VARIABLE INVESTMENT TRUST

                                    on behalf of itself and on behalf of GT
                                    Global Variable Emerging Markets Fund, GT
                                    Global Variable Global Government Income
                                    Fund, GT Global Variable Growth & Income
                                    Fund, GT Global Variable Infrastructure
                                    Fund, GT Global Variable Latin America Fund,
                                    GT Global Variable Natural Resources Fund,
                                    GT Global Variable Strategic Income Fund, GT
                                    Global Variable Telecommunications Fund and
                                    GT Global Variable U.S. Government Income
                                    Fund


                                    By:
                                       ------------------------------
                                       Title:

                                    SOCIETE GENERALE, NEW YORK BRANCH,
                                       as assigning Lender

                                    By:
                                       ------------------------------
                                       Title:


                                    CITIBANK, N.A.,
                                       as Assignee

                                    By:
                                       ------------------------------
                                       Title:

                                    THE CHASE MANHATTAN BANK,
                                       as Administrative Agent

                                    By:
                                       ------------------------------
                                       Title:


                                    STATE STREET BANK AND TRUST COMPANY,
                                       as Operations Agent

                                     By:
                                       ------------------------------
                                       Title:

                                                                     SCHEDULE 1

Name and Address of Assignee                 Assigned Interest
----------------------------                 -----------------

CITIBANK, N.A.                                  $50,000,000
399 Park Avenue, 12th Floor
New York, New York 10043
Attention: Alex Duka


Effective Date
--------------

July 23, 1999